UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1: Report to Shareholders

Japan Fund	October 31, 2010

The views and opinions in this report were current as of October 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Japan has been suffering for most of the last 12 months from the combined effects of the slowdown in global demand following the financial crisis and the strength of the yen, which ended the period close to a post-World War II high. In local currency terms, as measured by the Topix Index (First Section), the market fell 7.3% over the period and ended 17.2% below the intra-period high in April. Stocks are nearly 20% above their March 2009 lows but remain more than 50% below their 2007 peak.

As your fund does not hedge its currency exposure, we have been able to benefit from recent appreciation in the yen, which has offset the relatively lackluster performance in the equity market. Your fund recorded a good return over the past year and outperformed its index benchmarks and peer group average. We continue to believe that a focus on quality, combined with a valuation discipline, is the right strategy for investing in Japan. Despite the challenges the country faces, we are finding a reasonable number of high-quality and often world-leading companies that merit consideration in diversified portfolios.

The Japan Fund returned 6.87% over the past 12 months, outperforming the large- and small-cap indexes and its peer group average. Over the past six months, the fund returned -1.97%, outperforming its Topix First Section benchmark and its peer group. During both periods, the fund’s focus on growth stocks helped, as these largely outperformed value shares. The fund’s inclusion of mid- and small-capitalization stocks was a benefit to performance mainly through stock selection, as this group underperformed the broad index. Nevertheless, we continue to maintain a significant allocation to this market segment as we expect to be able to find further attractive growth opportunities among smaller Japanese companies.

MARKET ENVIRONMENT

Economy
The Japanese economy is still recovering from one of the most severe contractions in its history. Industrial production, shipments, and exports have all seen record percentage improvements but are still at only two-thirds of peak levels. Japanese corporations have made meaningful cost reductions, and margins have recovered strongly—to record quarterly highs, in some cases. As volumes expand further and the yen weakens, operating profits stand to enjoy a strong recovery. A pickup in overtime hours has offset reductions in base salaries and bonuses. Factoring in deflation (falling consumer prices), real wages have risen each month this calendar year. The rise in real wages and the government’s “eco-point” subsidy programs, designed to encourage purchases of energy-efficient products, have helped produce a strong recovery in appliance and auto sales.

While the economic recovery in Japan is welcome, its pace appears to be slowing. With subsidies now ending, auto sales have seen a sharp slowdown, and the same is expected for electrical goods next year. Industrial production, which fell by 1.9% in September, is already being affected as corporations anticipate the slowdown. Capacity utilization is still well below recent peaks, which is keeping a lid on capital expenditures. The government’s ability to engage in further stimulus is constrained by the high level of outstanding government debt and the limits on how much tax revenue it can collect under the current system. As a result, the economy is still overly dependent on external demand, which now appears to be slowing.

The Bank of Japan, sensitive both to slowing economic activity and the impact on exports of the weak-dollar policies of the U.S. Federal Reserve, has launched its own version of a second round of quantitative easing, which includes direct purchases of financial assets other than government bonds. Whatever the merits of the new policies, the effect has been to stabilize the currency, and this should in turn help sentiment toward the equity market.

Politics
Japan lacks the strong political leadership needed to address the challenges of an aging society and an overborrowed public sector. Although the political landscape has changed, the new government led by the Democratic Party of Japan (DPJ) has not maintained its initial levels of support. The government has failed to meet the expectations of the majority of those who voted for it and has been unable to sustain the momentum of its Lower House victory at the recent Upper House election, where it did not obtain a working majority. It also has been embroiled in a fractious leadership contest, which was only narrowly won by incumbent Prime Minister Naoto Kan. A split Diet will not be able to pass budget bills without compromise, which will not be easy with an opposition Liberal Democratic Party (LDP) that is finding its voice again.

Japan’s internal weakness has opened the door for its regional rivals to score diplomatic points over disputed territories and may have set the stage for future political realignment. Both China and Russia have forcefully asserted their claims in recent months. The government’s rather limp responses have not gone down well with voters, and the new administration’s approval ratings are at new lows. Although new elections are several years away, it is possible that some of the opposition parties (led by the radical Your Party) may force the Bank of Japan to target a specific rate of inflation. Were this to occur, the course of the debate could determine the future political structure, as it is likely to divide both the DPJ and the LDP.

Equity Markets
In dollar terms, Japanese equities lagged the U.S. equity market, which has benefited from a weak dollar and pronounced gains in productivity. Japanese companies have made similar strides in controlling costs, but we await a turning point in the currency for the results to show through in corporate profits. Equity markets have chosen to focus more on the recovering economy than the worsening political situation, although the key driver of market returns has been the yen/U.S. dollar exchange rate. Despite these currency concerns, the better-performing areas of the market over the last 12 months have been the more globally oriented technology, shipping, wholesale trading, and energy segments. The lagging areas have been mostly in the financials sector—banks, securities companies, and insurance.

Corporate profits have surprised on the upside. First-half operating profits were 14% higher than forecast and 86% higher than a year ago. Profits also reached 98% of their pre-crisis level in the second quarter of 2008—a remarkable achievement given that sales have yet to recover beyond 85% of pre-crisis levels—and the yen has appreciated by 23% in the interim. Looking forward, we expect upward revisions to second-half profits, and any future weakness in the yen would only accelerate this recovery and propel profits and margins to peak levels.

PORTFOLIO REVIEW AND STRATEGY

Our strategy centers on investing in high-quality companies with capable managements and strong long-term growth potential. During the period, we maintained our thematic investment approach while making sure that the portfolio remained broadly diversified across sectors. We are seeking companies with superior cash flow while exercising caution where we see actual or potential debt accumulation. Assuming financing is even available for cash-strapped firms, it often can come at the price of extensive dilution for existing shareholders. This has led us to underweight the most cash- and capital-constrained sectors, such as banks and utilities.

Conversely, we have continued to shift the portfolio toward sectors and companies that will benefit from a weaker yen, although the timing and extent of the yen’s depreciation depends largely on global central bank policies. We are currently overweight in materials, wholesale trade, and technology stocks. While automakers also stand to benefit from a weaker yen, we have maintained a slight underweight in the sector, mainly through an underweight position in Toyota Motor. We also have underweight positions in traditionally defensive industries, such as railways and food products. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our bottom-up stock picking has led us to emphasize the following sectors and industries:

Medical devices and generic drugs. Japan has maintained a globally competitive edge in selected areas of medical device manufacturing. We continue to invest in one of the largest such companies, Terumo, which is expanding its business in Asia. We also own two of Japan’s three listed generic pharmaceutical providers, as well as leading drug wholesaler, Toho Holdings, which we expect will benefit from an increasing focus on the overall cost of health care.

Niche consumer stocks. We have added a number of unique companies that give the portfolio exposure to domestic consumer growth opportunities. These include Rinnai, a leading supplier of gas water heaters and kitchen appliances throughout Asia; Nitori, a retailer of low-cost imported furniture; Tsumura, the top supplier of Chinese medicinal compounds; and skin care company Rohto.

Internet. We believe the Internet offers Japanese companies many opportunities for cost-saving as penetration of broadband and mobile data services increases. We own Japan’s leading Internet portal, Yahoo! Japan; medical portal business So-net M3; and a price comparison and restaurant review website provider, Kakaku.com. In addition, through our holding in SoftBank, we have indirect investments in a number of unlisted Chinese Internet companies.

Industrial electronics. As both developed and emerging countries invest more in public infrastructure—including power plants, rail, and communications networks—Japanese expertise in this area is becoming highly valued. The fund has holdings in Mitsubishi Electric, Hitachi, and building system automation specialist Yamatake.

Factory automation. As China continues to industrialize, it is drawing on Japanese expertise in production technology. During our reporting period, we increased the portfolio’s potential to benefit from this trend by purchasing FANUC and Yaskawa Electric.

Among the leading contributors to results relative to our benchmarks during the period were generic drug company Sawai Pharmaceutical, wholesale trading company ITOCHU, and Internet services provider Kakaku.com. Not owning Sony, Mizuho Financial Group, and Nomura helped relative performance. Our best-performing large-cap holdings were Mitsubishi, Nidec, and Mitsui.

The major detractors from our performance were mostly technology related. Electronic components companies Shin-Etsu Chemical and Wacom weighed on results, as did companies involved in making semiconductor production equipment, including Tokyo Electron and Nikon. Not owning Komatsu and Takeda, prominent stocks in the index that performed well, also detracted from relative results.

OUTLOOK

Japan has kept pace with other developed markets recently only because of the strength of its currency; in local market terms, it is a considerable laggard. As a result, Japan’s market is less volatile than most and has not been bid as high as other markets that are sensitive to the global cycle. We expect Japan to be relatively defensive in any major global correction, and we believe that recent trends favor smaller companies.

The catalyst for a change will be a reversal in the trend of U.S. dollar weakness, which in turn is mostly a factor of relative central bank policy. The currency markets have yet to decide if the yen is a safe-haven currency or has the potential to depreciate. We expect the government will attempt to encourage the latter outcome, as the Bank of Japan now appears to favor a weaker yen as an offset for what it sees as slower economic growth over the balance of this fiscal year. A weaker yen, while it may detract from U.S. dollar-based returns, should also help Japanese stock prices by offsetting any decline in the global trade cycle toward the end of the year.

Having an appropriate strategy for Japan is an important part of all diversified investment strategies given the nation’s prominent role in the global economy and markets. In our attempt to serve diversified shareholders, we are focused on the limited number of better-quality Japanese businesses that are capable of generating good and increasing cash flow. This strategy has worked well for us in the last year, and we believe it will continue to do so.

Respectfully submitted,

M. Campbell Gunn
Portfolio manager and chairman of the fund’s Investment Advisory Committee

November 15, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Topix Index (First Section): Tracks the performance of larger companies on the Tokyo Stock Exchange.

Topix Index (Second Section): Tracks the performance of smaller and newly listed companies on the Tokyo Stock Exchange.

Topix Small Index: Tracks the performance of smaller shares within the First Section of the Topix Index.

Portfolio Highlights

Twenty-Five Largest Holdings

	Percent of Net Assets 10/31/10
Honda Motor	3.2%
Mitsubishi UFJ Financial	3.1
Toyota Motor	2.4
Mitsui	2.4
Mitsubishi	2.3
Nippon Telegraph & Telephone	2.3
Canon	2.1
Mitsubishi Electric	2.1
Japan Tobacco	2.0
Tokio Marine	1.9
Nissan Motor	1.9
Hitachi	1.8
Sumitomo Mitsui Financial	1.8
Mitsubishi Estate	1.7
Tokyo Electron	1.6
Shin-Etsu Chemical	1.6
ITOCHU	1.5
Sumitomo Metal Mining	1.5
Terumo	1.5
Fujitsu	1.5
JFE Holdings	1.4
Kirin Holdings	1.4
Sankyo	1.4
Sumitomo Trust & Banking	1.3
Sony Financial	1.3
Total	47.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
For a share outstanding throughout each period

	Year Ended 10/31/10‡	10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡
NET ASSET VALUE					
Beginning of period	$ 7.00	$ 6.70	$ 11.14	$ 11.16	$ 10.19
Investment activities					
Net investment income	0.04	0.03	0.06	0.03	0.02
Net realized and unrealized gain (loss)	0.44	0.35	(4.50)	0.05[1]	0.99
Total from investment activities	0.48	0.38	(4.44)	0.08	1.01
Distributions					
Net investment income	(0.03)	(0.06)	–	(0.02)	–
Net realized gain	–	(0.02)	–	(0.08)	(0.04)
Total distributions	(0.03)	(0.08)	–	(0.10)	(0.04)
NET ASSET VALUE					
End of period	**$ 7.45**	**$ 7.00**	**$ 6.70**	**$ 11.14**	**$ 11.16**

Ratios/Supplemental Data					
Total return[2]	**6.87%**	**5.66%**	**(39.86)%**	**0.73%**	**9.91%**
Ratio of total expenses to average net assets	1.13%	1.15%	1.07%	1.02%	1.01%
Ratio of net investment income to average net assets	0.56%	0.43%	0.67%	0.24%	0.14%
Portfolio turnover rate	62.0%	121.5%	105.3%	110.8%	154.2%
Net assets, end of period (in thousands)	$ 198,104	$ 204,409	$ 244,367	$ 404,937	$ 573,819

‡ Per share amounts calculated using average shares outstanding method.

(1) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
JAPAN 96.3%		
COMMON STOCKS 96.3%		
Consumer Discretionary 21.6%		
ABC-Mart	48,400	1,642
Arnest One	81,800	863
Benesse Holdings	52,700	2,524
Daiichikosho	8,800	144
Hajime Construction (1)	42,000	1,143
Honda	175,500	6,388
Jupiter Telecommunications	2,229	2,406
Koito Manufacturing	76,000	992
McDonalds Holdings	76,000	1,924
NHK Spring	155,000	1,312
Nikon	123,600	2,328
Nissan Motor	424,000	3,731
Nitori	15,500	1,360
Rinnai	26,300	1,597
Sankyo-Gunma	51,500	2,738
Sekisui Chemical	210,000	1,333
Stanley Electric	64,800	1,085
Toyota Motor	134,600	4,769
Universal Entertainment	82,000	2,052
Yamada Denki	38,400	2,489
Total Consumer Discretionary		42,820
Consumer Staples 6.5%		
Aeon	163,600	1,922
Dr. Ci:Labo	250	887
FamilyMart	46,200	1,635
Fuji Oil	65,200	935
Japan Tobacco	1,259	3,905
Kirin Holdings	203,000	2,778
Megmilk Snow Brand	42,300	746
Total Consumer Staples		12,808

Industrials & Business Services 15.3%		
Daikin Industries	38,400	1,333
East Japan Railway	32,200	1,985
Fanuc	18,200	2,628
ITOCHU	347,100	3,037
Mitsubishi	190,600	4,571
Mitsubishi Electric	443,000	4,145
Mitsui	300,200	4,706
Nidec	22,600	2,230
Sankyu	512,000	2,145
Sumitomo Heavy Industries	259,000	1,470
Toyota Tsusho	137,900	2,135
Total Industrials & Business Services		30,385
Information Technology 14.3%		
Canon	90,400	4,168
Disco Corporation (1)	17,000	983
Fujitsu Limited	426,000	2,904
Hamamatsu Photonics	27,400	884
Hitachi	791,000	3,568
Kakaku.com	318	1,533
Konica	197,500	1,909
Nippon Electric Glass	104,000	1,337
Nomura Research Institute	61,500	1,156
Omron	56,000	1,296
Tokyo Electron	57,500	3,239
Wacom (1)	815	931
Yahoo! Japan	6,361	2,220
Yamatake	50,500	1,226
Yaskawa Electric	131,000	1,021
Total Information Technology		28,375
Materials 9.7%		
Daicel Chemical Industries	149,000	1,034

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $176,270)	$ 200,237
Dividends receivable	1,404
Receivable for investment securities sold	512
Receivable for shares sold	157
Cash	57
Other assets	1,384
Total assets	203,751
Liabilities	
Obligation to return securities lending collateral	3,094
Payable for investment securities purchased	847
Investment management fees payable	136
Payable for shares redeemed	130
Due to affiliates	52
Other liabilities	1,388
Total liabilities	5,647
NET ASSETS	$ 198,104
Net Assets Consist of:	
Undistributed net investment income	$ 903
Accumulated undistributed net realized loss	(135,140)
Net unrealized gain	24,027
Paid-in capital applicable to 26,593,960 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	308,314
NET ASSETS	$ 198,104
NET ASSET VALUE PER SHARE	$ 7.45

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/10	10/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,128	$ 940
Net realized gain (loss)	11,240	(79,488)
Change in net unrealized gain	1,218	81,409
Increase in net assets from operations	13,586	2,861
Distributions to shareholders		
Net investment income	(867)	(2,348)
Net realized gain	–	(782)
Decrease in net assets from distributions	(867)	(3,130)
Capital share transactions*		
Shares sold	37,559	72,936
Distributions reinvested	761	2,646
Shares redeemed	(57,367)	(115,357)
Redemption fees received	23	86
Decrease in net assets from capital share transactions	(19,024)	(39,689)
Net Assets		
Decrease during period	(6,305)	(39,958)
Beginning of period	204,409	244,367
End of period	**$ 198,104**	**$ 204,409**
Undistributed net investment income	903	771
*Share information		
Shares sold	5,138	11,069
Distributions reinvested	105	374
Shares redeemed	(7,869)	(18,673)
Decrease in shares outstanding	(2,626)	(7,230)

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Japan Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On May 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Values in the accompanying Portfolio of Investments are as of October 29, 2010, the last business day in the fund’s fiscal year ended October 31, 2010. Some foreign markets were open between October 29 and the close of the reporting period on October 31, but any differences in values and foreign exchange rates subsequent to October 29 through October 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On October 31, 2010, the value of loaned securities was $2,742,000 and cash collateral investments totaled $3,094,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $121,214,000 and $144,055,000, respectively, for the year ended October 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return, but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards. Reclassifications between income and gain relate primarily to the character of income on passive foreign investment companies. For the year ended October 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended October 31, 2010 and October 31, 2009, totaled $867,000 and $3,130,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of unrealized gains/losses on passive foreign investment companies for tax purposes.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2010, the fund utilized $7,685,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of October 31, 2010, expire: $439,000 in fiscal 2011, $5,489,000 in fiscal 2015, $46,692,000 in fiscal 2016 and $75,311,000 in fiscal 2017.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2010, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2010, expenses incurred pursuant to these service agreements were $81,000 for Price Associates; $228,000 for T. Rowe Price Services, Inc.; and $10,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2010, the fund was allocated $53,000 of Spectrum Funds’ expenses, of which $34,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $2,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2010, approximately 15% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 599,993 shares of the fund, representing 2% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Japan Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $1,234, 000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $1,234,000 and foreign taxes paid of $241,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1991	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services,
Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President,
President	T. Rowe Price International, Inc.; Vice President,
T. Rowe Price Global Investment Services
Limited and T. Rowe Price Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price International, Inc.
Vice President

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly intern, T. Rowe Price (to
2006)

Tak Yai Cheng, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Deutsche Bank

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Equity Research Analyst, MTB Investment
Advisors (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and T. Rowe
Price Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
European Pharmaceuticals and Biotech Analyst,
Bear Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price
International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Investment Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Executive Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., T. Rowe
Vice President	Price Global Investment Services Limited, and
T. Rowe Price International, Inc.; formerly Senior
Portfolio Manager, Australian Equities (to 2010),
and Head of Research, Australian Equities
(to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and T. Rowe
Price Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Japanese Financial/Real Estate Sector
Analyst/Portfolio Manager, Citadel Investment
Group, Asia Limited (to 2009); Research Analyst,
Japanese Equities & Sector Fund Portfolio
Manager, Fidelity Investments Japan Limited
(to 2007)

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price
International, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Lillian Yan Li, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Deutsche Bank (Hong Kong) (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006) and Onex Public
Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Inigo Mijangos (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Fayez Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Assistant Vice President of
Investment Banking, Citigroup Global Markets,
Inc. (to 2005)

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Sridhar Nishtala (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, T. Rowe Price Retirement Plan
Services, Inc., and T. Rowe Price Services, Inc.;
Vice President, T. Rowe Price, T. Rowe Price
Global Investment Services Limited, T. Rowe Price
Group, Inc., and T. Rowe Price International, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, F&C Asset Management (London)
(to 2006)

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Naoto Saito (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	HBK Capital Management (to 2008), student,
Stanford Graduate School of Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price International, Inc.
Vice President

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Miki Takeyama (1970)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price International,
Vice President	Inc.; formerly student, London Business School
(to 2008); Associate-Senior Systems Analyst,
Goldman Sachs International (London) (to 2006)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Deputy Director, Space Industry Office,
Manufacturing Industries Bureau (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Clive M. Williams (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly stu-
dent, Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Alison Mei Ling Yip (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Wenli Zheng (1979)	Vice President, T. Rowe Price International,
Vice President	Inc.; formerly student, University of Chicago
Graduate School of Business (to 2008);
Strategy Consultant, Capgemini (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,429,000 and $2,179,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 17, 2010